Exhibit 99.2 SVB Financial Group to Acquire Healthcare Investment Bank Leerink Partners Presentation to Investors November 13, 2018Exhibit 99.2 SVB Financial Group to Acquire Healthcare Investment Bank Leerink Partners Presentation to Investors November 13, 2018

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and involve risks and uncertainties that could result in our actual results differing materially from those projected in the forward-looking statements. In this presentation, we makes forward-looking statements regarding our plans to acquire Leerink Holdings; the expected closing timeframe; the expected benefits to us as a result of the consummation of the acquisition; the expanded service and product offering contemplated after the acquisition; SVB Leerink’s growth plans; and plans regarding Leerink’s personnel. There are various important factors that could cause actual events to differ from such forward-looking statements, including, among others, failure to complete the proposed transaction in a timely manner or at all, including to satisfy closing conditions (including ability to obtain required regulatory approvals) on a timely basis or at all; the effects of the transaction (or its announcement) on the business or operations of us or Leerink or on the employees, clients, business partners or investors of us or Leerink; the retention of Leerink personnel and customers; our ability to successfully integrate Leerink without material unanticipated costs or adverse results to our or Leerink’s existing businesses and to achieve expected benefits and synergies associated with the acquisition within anticipated time frames or at all; the applicability of the Bank Holding Company Act (including the Volcker Rule) to Leerink; the potential for disruption to our existing plans and operation or diversion of management's attention from ongoing business concerns; risks related to unforeseen liabilities of Leerink; general economic and market conditions; and other risk factors described in documents filed by us with the U.S. Securities and Exchange Commission. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this presentation, please refer to our public reports filed with the U.S. Securities and Exchange Commission, including our most recently-filed quarterly or annual report. The forward-looking statements included in this presentation are made only as of the date of this presentation and we undertake no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. SVB Financial Group Investor Presentation 2Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and involve risks and uncertainties that could result in our actual results differing materially from those projected in the forward-looking statements. In this presentation, we makes forward-looking statements regarding our plans to acquire Leerink Holdings; the expected closing timeframe; the expected benefits to us as a result of the consummation of the acquisition; the expanded service and product offering contemplated after the acquisition; SVB Leerink’s growth plans; and plans regarding Leerink’s personnel. There are various important factors that could cause actual events to differ from such forward-looking statements, including, among others, failure to complete the proposed transaction in a timely manner or at all, including to satisfy closing conditions (including ability to obtain required regulatory approvals) on a timely basis or at all; the effects of the transaction (or its announcement) on the business or operations of us or Leerink or on the employees, clients, business partners or investors of us or Leerink; the retention of Leerink personnel and customers; our ability to successfully integrate Leerink without material unanticipated costs or adverse results to our or Leerink’s existing businesses and to achieve expected benefits and synergies associated with the acquisition within anticipated time frames or at all; the applicability of the Bank Holding Company Act (including the Volcker Rule) to Leerink; the potential for disruption to our existing plans and operation or diversion of management's attention from ongoing business concerns; risks related to unforeseen liabilities of Leerink; general economic and market conditions; and other risk factors described in documents filed by us with the U.S. Securities and Exchange Commission. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this presentation, please refer to our public reports filed with the U.S. Securities and Exchange Commission, including our most recently-filed quarterly or annual report. The forward-looking statements included in this presentation are made only as of the date of this presentation and we undertake no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. SVB Financial Group Investor Presentation 2

Strategic combination • The acquisition of Leerink strengthens SVB’s position as the leading financial services provider to global Life Science and Healthcare Companies – A leading life science and healthcare focused company adds expertise and clients to SVB’s franchise • Expands our solutions available to support the most innovative companies in the sector – Full suite of integrated financial services by adding equity capital markets, mergers & acquisitions, and convertible business • Enhances our deep sector expertise – Top research capabilities and advisory expertise align with SVB’s sector focus • Client-centric culture shared across the platform – Focus on relationships rather than transactions, with a high percentage of repeat clients • Diversifies earnings stream – Increases fee income contribution to total revenue • Strong financial returns with IRR > 20%, accretive to earnings, and additive to ROE – Maintain strong capital position SVB Financial Group Investor Presentation 3Strategic combination • The acquisition of Leerink strengthens SVB’s position as the leading financial services provider to global Life Science and Healthcare Companies – A leading life science and healthcare focused company adds expertise and clients to SVB’s franchise • Expands our solutions available to support the most innovative companies in the sector – Full suite of integrated financial services by adding equity capital markets, mergers & acquisitions, and convertible business • Enhances our deep sector expertise – Top research capabilities and advisory expertise align with SVB’s sector focus • Client-centric culture shared across the platform – Focus on relationships rather than transactions, with a high percentage of repeat clients • Diversifies earnings stream – Increases fee income contribution to total revenue • Strong financial returns with IRR > 20%, accretive to earnings, and additive to ROE – Maintain strong capital position SVB Financial Group Investor Presentation 3

SVB serves innovative companies of all sizes around the world

Technology + **Life Science & Healthcare**

Accelerator	Growth	Corp Fin	Investors	Individuals
Revenue <$5M	Revenue $5M–$75M	Revenue >$75M	Private Equity Venture Capital	Private Bank Wealth Management



- SVB Financial Group's offices
- SVB Financial Group's international banking network

China | Germany | Israel | United Kingdom | United States

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SVB Financial Group Investor Presentation 4

SVB is the financial partner of choice for innovative life science & healthcare companies

Sector expertise

- HEALTHCARE IT / DIGITAL HEALTH
- MEDICAL DEVICES
- BIOPHARMA & DIAGNOSTICS
- HEALTHCARE SERVICES

Client Funds & Loans portfolios



$33.3B total client funds[1]

$27.5B Client investments (off-balance sheet)
$4.8B Noninterest-bearing deposits
$1.0B Interest-bearing deposits



$2.7B total loan commitments[1]

$1.20B Biopharma and diagnostics
$420M Healthcare services
$570M Healthcare IT/digital health
$520M Medical devices

Our clients

More than
2,680
Life science and healthcare clients in the U.S., as of 3Q'18

More than
50%
of U.S. life science and healthcare companies that have done a secondary in 2018 are SVB clients

66%
of VC-backed life science and healthcare companies that went public in the U.S. in 2018 are SVB clients[2]

15%
Year-over-year client growth since Q1 2016

*Additional clients in the UK, Germany, and China

65 public company clients with market cap over $1B

AtriCure, editas MEDICINE, CSI CARDIOVASCULAR SYSTEMS, INC., ENDOCYTE, Halozyme, REATA PHARMACEUTICALS, ultragenyx pharmaceutical, Zogenix

1. As reported on a consolidated basis as of September 30, 2018.
2. Q3 2018 PitchBook-NVCA Venture Monitor.

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SVB Financial Group Investor Presentation 5

Leerink is a leading life science & healthcare investment bank

Founded:	1995
Headquarters:	Boston, Massachusetts
Locations:	New York, San Francisco, and Charlotte
Founder and CEO:	Jeff Leerink
President and Head of Investment Banking:	Jim Boylan
Chief Administrative Officer:	Joe Gentile

Equity Capital Markets

Consistently ranked "Top 5" Bookrunning Underwriter for IPOs and Follow-on Offerings

M&A Expertise

A leading M&A Advisor providing strategic advice to leaders in this dynamic market


LEERINK

Research

Experienced Healthcare research team covering 180 companies across therapeutics, life science tools, clinical diagnostics, medical devices and healthcare services / IT

Sales & Trading

Seasoned Sales and Trading Platform covering over 900 institutions and making a market in over 500 healthcare stocks

Convertibles

Underwriting and structuring for corporate clients, as well as sales & trading ideas and execution across the universe of healthcare convertibles for institutional clients

Asset Management

~$750m AUM multi-strategy asset management business that includes i) Leerink Revelation Partners: secondary investing in healthcare, and ii) Leerink Transformation Partners: healthcare/ technology fund

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SVB Financial Group Investor Presentation 6

Expands Our Solutions to Support Our Client Base

svb Financial Group

Silicon Valley Bank
Global commercial banking for innovators, enterprises and investors

SVB Capital
Private venture investing expertise, oversight and management

SVB Private Bank/Wealth Advisory
Private banking and investment strategies for influencers in the innovation ecosystem

+

LEERINK

- Expansive client base
- Full suite of equity, convertible, and advisory solutions
- Top research franchise
- MEDAcorp, a specialized knowledge asset
- Deep relationships with investors and strategic partners

Full suite of financial services

	svb Financial Group	LEERINK
Global Commercial Bank	⦿	
Treasury Management: FX, Cards, Payments	⦿	
Asset/Fund Management	⦿	⦿
Private Bank	⦿	
Wealth Management	⦿	
Equity Capital Markets		⦿
Convertible Capital Markets		⦿
M&A Advisory		⦿
Sales and Trading		⦿
Equity Research		⦿

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SVB Financial Group Investor Presentation 7

Diversifies SVB's Earnings Profile

	Last Twelve Months as of September 30, 2018		
	Leerink	SVB	Combined[1]
Net interest income	$ --	$ 1,773	$ 1,773
Noninterest income	263	711	974
Operating expense	227	1,145	1,372
Efficiency ratio[3]	86.3%	46.1%	49.9%
Noninterest income / revenue ratio	100.0%	28.6%	35.5%

- Leerink provides revenue diversification and on a pro forma basis boosts our noninterest income / revenue ratio by approximately 700 basis points[2]
- Leerink will increase our efficiency ratio given their business model cost structure

1. Unaudited summary pro forma information. Excludes all potential merger adjustments.
2. Based on 12-month financials as of September 30, 2018. Excludes all potential merger adjustments.
3. Efficiency ratio: Ratio is calculated by dividing noninterest expense by total net interest income plus noninterest income.

Source: company documents, and 3Q'18 earnings release.

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SVB Financial Group Investor Presentation 8

Summary of Key Transaction Terms

Purchase Price	• $280 million of cash to Leerink unitholders[1]
Branding	• Leerink to be re-branded as "SVB Leerink"
Management	• Jeff Leerink to remain CEO • Jim Boylan to remain President and Head of Investment Banking • Joe Gentile to remain CAO
Retention	• $60 million retention pool paid over 5 years to key employees • Key employees have signed employment and retention agreements
Approvals Required	• Leerink unitholder consent already obtained • Customary regulatory approvals, FINRA and HSR
Expected Closing	• Q1 2019

1. Subject to delivery of agreed upon capital; Leerink will dividend any excess capital to unitholders prior to close.

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SVB Financial Group Investor Presentation 9

Strong Financial Returns Expected

Revenue synergies identified but not included in our metrics; no cost savings assumed

IRR	• >20%
EPS Accretion[1]	• 2019: 1.3% • 2020: 1.8%
TBV Impact[2]	• 4% dilutive to tangible book value per share at close • ~5 year earnback
ROATCE Impact	• +100 basis points accretive to our return on tangible common equity
Solid Pro Forma Capital Ratios	• TCE / TA: ~35 basis point decline • CET1: ~60 basis point decline

1. Pro forma EPS is inclusive of intangible amortization, which is pending and subject to change.
2. Earnback measure is based on the 'crossover' method, which measures the time period in which it takes our pro forma tangible book value per share to exceed our projected standalone tangible book value per share.

SVB Financial Group Investor Presentation 10

Summary • The acquisition of Leerink strengthens SVB’s position as the leading financial services provider to global Life Science and Healthcare Companies • Expands our solutions available to support the most innovative companies in the sector • Enhances our deep sector expertise • Client-centric culture shared across the platform • Diversifies earnings stream • Strong financial returns with IRR > 20%, accretive to earnings, and additive to ROE SVB Financial Group Investor Presentation 11Summary • The acquisition of Leerink strengthens SVB’s position as the leading financial services provider to global Life Science and Healthcare Companies • Expands our solutions available to support the most innovative companies in the sector • Enhances our deep sector expertise • Client-centric culture shared across the platform • Diversifies earnings stream • Strong financial returns with IRR > 20%, accretive to earnings, and additive to ROE SVB Financial Group Investor Presentation 11

Appendix SVB Financial Group Investor Presentation 12Appendix SVB Financial Group Investor Presentation 12

Leerink Partners U.S. Cumulative Ranking: By Deal Value & Deal Count Bookrun Equity Bookrun Convertibles M&A (1) 2015 – 2018 YTD 2016 – 2018 YTD 2015 – 2018 YTD Deal Deal Deal Rank Company Rank Company Rank Company Value Value Value 1 J.P. Morgan $11,924 1 Goldman Sachs $57,412 1 J.P. Morgan $3,047 2 Cowen & Company $8,781 2 Goldman Sachs $1,676 2 JPMorgan $50,350 3 Jefferies $7,927 3 Morgan Stanley $1,483 3Citi $37,724 4 Morgan Stanley $31,325 4 $7,823 4 $1,225 5 Bank of America Merrill Lynch $26,470 5 Bank of America Merrill Lynch $1,129 5 Goldman Sachs $7,781 6 Centerview Partners $23,304 6 Jefferies $1,056 6 Bank of America Merrill Lynch $6,768 7 Jefferies $21,327 7 Morgan Stanley $5,946 7 Cowen & Company $728 8 Guggenheim Partners $20,065 8 Citi $4,125 8 Wells Fargo Securities $537 9 Lazard $18,236 9 Piper Jaffray $3,901 9 RBC Capital Markets $510 10 Barclays $17,808 Credit Suisse $3,486 10 10 Citi $500 11 $16,935 Deal Deal Deal Rank Company Rank Company Rank Company Count Count Count 1 J.P. Morgan 167 1 J.P. Morgan 24 1 J.P Morgan 65 2 Cowen & Company 165 2 Goldman Sachs 12 2 Jefferies 40 3 Jefferies 153 3 Morgan Stanley 10 338 144 10 4 4 4 Goldman Sachs 34 5 Bank of America Merrill Lynch 27 5 Goldman Sachs 101 5 Bank of America Merrill Lynch 8 6Citi 27 6 Bank of America Merrill Lynch 95 6 Jefferies 8 7 Morgan Stanley 91 7Cowen & Company 6 7 Piper Jaffray & Co 27 8Citi 83 8 Wells Fargo Securities 6 8 Morgan Stanley 22 9 Lazard 22 9 Piper Jaffray 79 9 RBC Capital Markets 4 10 Credit Suisse 63 10 Citi 4 10 Houlihan Lokey 22 Note: Healthcare equity rankings are apportioned evenly among bookrunners with a target market between $50mm - $250mm for IPOs and between $50mm - $500mm for Follow-Ons and Convertibles. Healthcare M&A transactions include corporate deals between $50mm - $5bn and PE deals between $50mm -$1bn. (1) Cumulative ranking for convertibles represents 2016 to 2018YTD. Investment in Convertibles team in 2016. SVB Financial Group Investor Presentation 13 Source: Dealogicas of 11/6/2018.Dollars are in millions.Leerink Partners U.S. Cumulative Ranking: By Deal Value & Deal Count Bookrun Equity Bookrun Convertibles M&A (1) 2015 – 2018 YTD 2016 – 2018 YTD 2015 – 2018 YTD Deal Deal Deal Rank Company Rank Company Rank Company Value Value Value 1 J.P. Morgan $11,924 1 Goldman Sachs $57,412 1 J.P. Morgan $3,047 2 Cowen & Company $8,781 2 Goldman Sachs $1,676 2 JPMorgan $50,350 3 Jefferies $7,927 3 Morgan Stanley $1,483 3Citi $37,724 4 Morgan Stanley $31,325 4 $7,823 4 $1,225 5 Bank of America Merrill Lynch $26,470 5 Bank of America Merrill Lynch $1,129 5 Goldman Sachs $7,781 6 Centerview Partners $23,304 6 Jefferies $1,056 6 Bank of America Merrill Lynch $6,768 7 Jefferies $21,327 7 Morgan Stanley $5,946 7 Cowen & Company $728 8 Guggenheim Partners $20,065 8 Citi $4,125 8 Wells Fargo Securities $537 9 Lazard $18,236 9 Piper Jaffray $3,901 9 RBC Capital Markets $510 10 Barclays $17,808 Credit Suisse $3,486 10 10 Citi $500 11 $16,935 Deal Deal Deal Rank Company Rank Company Rank Company Count Count Count 1 J.P. Morgan 167 1 J.P. Morgan 24 1 J.P Morgan 65 2 Cowen & Company 165 2 Goldman Sachs 12 2 Jefferies 40 3 Jefferies 153 3 Morgan Stanley 10 338 144 10 4 4 4 Goldman Sachs 34 5 Bank of America Merrill Lynch 27 5 Goldman Sachs 101 5 Bank of America Merrill Lynch 8 6Citi 27 6 Bank of America Merrill Lynch 95 6 Jefferies 8 7 Morgan Stanley 91 7Cowen & Company 6 7 Piper Jaffray & Co 27 8Citi 83 8 Wells Fargo Securities 6 8 Morgan Stanley 22 9 Lazard 22 9 Piper Jaffray 79 9 RBC Capital Markets 4 10 Credit Suisse 63 10 Citi 4 10 Houlihan Lokey 22 Note: Healthcare equity rankings are apportioned evenly among bookrunners with a target market between $50mm - $250mm for IPOs and between $50mm - $500mm for Follow-Ons and Convertibles. Healthcare M&A transactions include corporate deals between $50mm - $5bn and PE deals between $50mm -$1bn. (1) Cumulative ranking for convertibles represents 2016 to 2018YTD. Investment in Convertibles team in 2016. SVB Financial Group Investor Presentation 13 Source: Dealogicas of 11/6/2018.Dollars are in millions.

Q&A Greg Becker, CEO Mike Descheneaux, President of Silicon Valley Bank Dan Beck, CFOQ&A Greg Becker, CEO Mike Descheneaux, President of Silicon Valley Bank Dan Beck, CFO